Income Taxes	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes
17.	INCOME TAXES
Cayman Islands
Under the current laws of the Cayman Islands, the Group is not subject to tax on income or capital gains. Additionally, upon payment of dividends by the Group to its shareholders, no Cayman Islands withholding tax will be imposed.
Hong Kong
Subsidiaries in Hong Kong are subject to Hong Kong Profits Tax rate at 16.5%, and foreign-derived income is exempted from income tax. There are no withholding taxes upon payment of dividends by the subsidiaries incorporated in Hong Kong to its shareholders.

Mainland China
Under the PRC Enterprise Income Tax (“EIT”) Law, which has been effective since January 1, 2008, domestic enterprises and Foreign Investment Enterprises (the “FIE”) are subject to a unified 25% enterprise income tax rate, except for certain entities that are entitled to preferential tax treatments. Preferential EIT rates at 15% is available for qualified “High and New Technology Enterprises” (“HNTEs”). The HNTE certificate is effective for a period of three years. Further, preferential EIT rates are available for qualified Software Enterprises whereby entities are entitled to full exemption from EIT for two years beginning from their first profitable calendar year and a 50% reduction for the subsequent three calendar years.
Certain PRC subsidiaries and VIEs, including Baidu Online, Baidu China, Baidu International and Baidu Netcom, etc. are qualified HNTEs and enjoy a reduced tax rate of 15% for the years presented, which will expire from 2025 to 2027. An entity could re-apply
for the HNTE certificate when the prior certificate expires. Historically, all of the Company’s subsidiaries and VIEs have successfully renewed their certificates when the prior ones expired. Certain subsidiaries enjoyed a reduced tax rate as qualified Software Enterprise for the years presented, which will expire from 2025 to 2027.
Under the current EIT Law, dividends for earnings derived from January 1, 2008 and onwards paid by PRC entities to any of their foreign non-resident
enterprise investors are subject to a 10% withholding tax. A lower tax rate will be applied if tax treaty or arrangement benefits are available. Under the tax arrangement between the PRC and Hong Kong, the reduced withholding tax rate for dividends paid by PRC entities is 5% provided the Hong Kong investors meet the requirements as stipulated by relevant PRC tax regulations, such as the beneficiary owner test. Capital gains derived from the PRC are also subject to a 10% PRC withholding tax.
Income (loss) before income taxes consists of:

	For the years ended December 31,
	2022	2023	2024	2024
	RMB	RMB	RMB	US$
	(In millions)
Mainland China	18,306	28,449	24,970	3,421
Non-Mainland China	(8,194)	(3,251)	3,652	500

	10,112	25,198	28,622	3,921

Income taxes consist of:

	For the years ended December 31,
	2022	2023	2024	2024
	RMB	RMB	RMB	US$
	(In millions)
Current income tax	3,163	3,812	3,407	467
Income tax refund due to reduced tax rate	(468)	—	—	—
Adjustments of deferred tax assets due to change in tax rates	119	111	(334)	(46)
Deferred income tax (benefit) expense	(236)	(274)	1,374	188

	2,578	3,649	4,447	609

The reconciliation of the actual income taxes to the amount of tax computed by applying the aforementioned statutory income tax rate to pre-tax
income is as follows:

	For the years ended December 31,
	2022	2023	2024	2024
	RMB	RMB	RMB	US$
	(In millions)
Expected taxation at PRC statutory tax rate	2,541	6,299	7,156	980
Effect of differing tax rates in different jurisdictions	1,976	410	(153)	(21)
Non-taxable income	(44)	(456)	(593)	(81)
Non-deductible expenses	534	1,928	814	112
Research and development super-deduction	(2,274)	(3,067)	(3,048)	(418)
Effect of PRC preferential tax rates and tax holiday	(1,507)	(1,833)	(1,760)	(241)
Effect of tax rate changes on deferred taxes	119	111	(334)	(46)
Reversal of prior year’s income taxes	(913)	(156)	(23)	(3)
PRC withholding tax	181	574	1,762	241
Change in valuation allowance	1,965	(161)	626	86

Taxation for the year	2,578	3,649	4,447	609

Effective tax rate	25.5%	14.5%	15.5%	15.5%

The tax effects of temporary differences that gave rise to the deferred tax balances at December 31, 2023 and 2024 are as follows:

	As of December 31,
	2023	2024	2024
	RMB	RMB	US$
	(In millions)
Deferred tax assets:
Allowance for credit losses	704	905	124
Accrued expenses, payroll and others	3,602	4,067	557
Fixed assets depreciation and intangible assets amortization	3,532	3,511	481
Operating lease liabilities	1,228	1,255	172
Net operating loss carry – forwards	4,223	4,483	614
Less: valuation allowance	(9,872)	(10,498)	(1,438)

Deferred tax assets, net	3,417	3,723	510

	As of December 31,
	2023	2024	2024
	RMB	RMB	US$
	(In millions)
Deferred tax liabilities:
Long-lived assets arising from acquisitions	220	182	25
Operating lease right-of-use asset	1,228	1,255	172
Withholding tax on PRC subsidiaries’ undistributed earnings	1,475	2,966	406
Tax on capital gains	908	779	107
Others	211	218	30

	4,042	5,400	740

As of December 31, 2024, the Group had tax losses of approximately RMB23.1 billion (US$3.2 billion) derived mainly from entities in the PRC and Hong Kong. The tax losses in the PRC can be carried forward for five years to offset future taxable profit, and the period is currently extended to 10 years for entities qualified as HNTE. The tax losses of entities in the PRC will expire from 2025 to 2034, if not utilized. The tax losses in Hong Kong can be carried forward with no expiration date.
As of December 31, 2024, dividend distribution withholding tax for the potential remittance of earnings from the PRC subsidiaries to offshore entities was RMB3.0 billion (US$405 million). The Group believes that the underlying dividends will be distributed in the future for offshore use, such as merger and acquisition activities. The Group did not provide for additional deferred income taxes and foreign withholding taxes on the undistributed earnings of foreign subsidiaries during the years presented on the basis of its current intent to permanently reinvest its foreign subsidiaries’ earnings. As of December 31, 2024, the total amount of undistributed earnings from the PRC subsidiaries and the VIEs for which no withholding tax has been accrued was RMB184.1 billion (US$25.2 billion). Determination of the amount of unrecognized deferred tax liability related to these earnings is not practicable.
As of December 31, 2023 and 2024, the Group has unrecognized tax benefits of RMB670 million and RMB670 million (US$92 million), respectively, primarily related to the tax-deduction
of accrued expenses which were presented in “Other
non-current
liabilities” in the consolidated balance sheets, if ultimately recognized would impact the annual effective tax rate. It is possible that the amount of unrecognized benefits will change in the next 12 months, however, an estimate of the range of the possible change cannot be made at this moment.